UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

September 2, 2003

Date of Report (Date of earliest event reported)

WATER PIK TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

1-15297	25-1843384
(Commission File Number)	(IRS Employer Identification No.)

23 Corporate Plaza, Suite 246 Newport Beach, CA 92660
(Address of principal executive offices, including zip code)

(949) 719-3700
(Registrant’s telephone number, including area code)

Item 5.  Other Events and Regulation FD Disclosure.

On August 27, 2003, Water Pik, Inc., a Delaware corporation, Laars, Inc., a Delaware corporation and Water Pik Technologies Canada, Inc., a Canadian federal corporation (the “Borrowers”), all of which are wholly-owned subsidiaries of Water Pik Technologies, Inc., a Delaware corporation (the “Company”), entered into an Amended and Restated Revolving Credit Agreement (the “Credit Agreement”) with JPMorgan Chase Bank, as Administrative Agent, JPMorgan Chase Bank, Toronto Branch, as Canadian Agent, Bank One, NA, as Syndication Agent, and other lenders referenced in the Credit Agreement.  The Company, and two other wholly-owned subsidiaries of the Company, Jandy Industries, Inc., a California corporation, and Waterpik International, Inc., a Delaware corporation, also provided guarantees (the “Guarantees”) of certain obligations of the Borrowers.  The Credit Agreement, Guarantees and all other documents delivered in connection therewith are sometimes referred to herein as the “new revolving credit facility.”

The Company’s new revolving credit facility allows for credit availability not to exceed $80,000,000, including a $10,000,000 limit for the Canadian Borrower and a $10,000,000 limit on letters of credit.  In addition, the total of all loans and letters of credit which may be issued under the new revolving credit facility may not exceed the Borrowing Base, which is calculated as a percentage of the Borrowers’ Eligible Receivables and Eligible Inventory which are used as collateral for the borrowings, as such terms are defined in the Credit Agreement.  The Company’s new revolving credit facility continues until December 1, 2007 and replaces the Company’s $60 million revolving credit facility and the Company’s CDN. $11 million revolving credit facility used for its Canadian operations.

A copy of the Credit Agreement, the Guarantees, and selected other related documents are attached as Exhibits 4.1 through 4.12 to this filing, and are hereby incorporated by reference.

In connection with entering into the new revolving credit facility, Water Pik, Inc. and Laars, Inc. also amended their Loan Agreement dated October 22, 2001 with U.S. Bank National Association to conform certain financial covenants therein to the similar terms and covenants set forth in the Credit Agreement.

Item 7.  Financial Statements and Exhibits.

(c)	Exhibits

4.1

Amended and Restated Revolving Credit Agreement dated as of August 27, 2003, among Water Pik, Inc., Laars, Inc. and Water Pik Technlogies Canada, Inc., collectively as Borrowers, and JPMorgan Chase Bank as Administrative Agent, JPMorgan Chase Bank, Toronto Branch as Canadian Agent, Banc One, NA as Syndication Agent and the Lenders and Guarantors named therein (the “Amended and Restated Credit Agreement”).

4.2	Amended and Restated Revolving Credit Note dated August 27, 2003, by Water Pik, Inc. and Laars, Inc. in favor of JPMorgan Chase Bank pursuant to the Amended and Restated Credit Agreement.
4.3	Amended and Restated Revolving Credit Note dated August 27, 2003, by Water Pik, Inc. and Laars, Inc. in favor of Bank One, NA pursuant to the Amended and Restated Credit Agreement.
4.4	Amended and Restated Revolving Credit Note dated August 27, 2003 by Water Pik, Inc. and Laars, Inc. in favor of PNC Bank, National Association pursuant to the Amended and Restated Credit Agreement.
4.5	Amended and Restated Revolving Credit Note dated August 27, 2003, by Water Pik, Inc. and Laars, Inc. in favor of Union Bank of California, N.A. pursuant to the Amended and Restated Credit Agreement.
4.6	Omnibus Pledge and Security Agreement dated August 27, 2003, between Water Pik, Inc., Laars, Inc., Water Pik Technologies, Inc., Jandy

Industries, Inc. and Waterpik International, Inc. pursuant to the Amended and Restated Credit Agreement.
4.7	Guarantee dated August 27, 2003, by Water Pik Technologies, Inc. pursuant to the Amended and Restated Credit Agreement.
4.8	Subsidiary Guarantee dated August 27, 2003, by Jandy Industries, Inc. pursuant to the Amended and Restated Credit Agreement.
4.9	Subsidiary Guarantee dated August 27, 2003, by Waterpik International pursuant to the Amended and Restated Credit Agreement.
4.10	General Security Agreement dated August 27, 2003 by Water Pik Technologies Canada, Inc. pursuant to the Amended and Restated Credit Agreement.
4.11	Hypothec on Moveables dated August 27, 2003 by Water Pik Technologies Canada, Inc. related to U.S. obligations pursuant to the Amended and Restated Credit Agreement.
4.12	Hypothec on Moveables dated August 27, 2003 by Water Pik Technologies Canada, Inc. related to Canadian obligations pursuant to the Amended and Restated Credit Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATER PIK TECHNOLOGIES, INC.

Date:	September 2, 2003	By:	/s/ MICHAEL P. HOOPIS
Michael P. Hoopis
President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

4.1

Amended and Restated Revolving Credit Agreement dated as of August 27, 2003, among Water Pik, Inc., Laars, Inc. and Water Pik Technlogies Canada, Inc., collectively as Borrowers, and JPMorgan Chase Bank as Administrative Agent, JPMorgan Chase Bank, Toronto Branch as Canadian Agent, Banc One, NA as Syndication Agent and the Lenders and Guarantors named therein (the “Amended and Restated Credit Agreement”).

4.2	Amended and Restated Revolving Credit Note dated August 27, 2003, by Water Pik, Inc. and Laars, Inc. in favor of JPMorgan Chase Bank pursuant to the Amended and Restated Credit Agreement.
4.3	Amended and Restated Revolving Credit Note dated August 27, 2003, by Water Pik, Inc. and Laars, Inc. in favor of Bank One, NA pursuant to the Amended and Restated Credit Agreement.
4.4	Amended and Restated Revolving Credit Note dated August 27, 2003 by Water Pik, Inc. and Laars, Inc. in favor of PNC Bank, National Association pursuant to the Amended and Restated Credit Agreement.
4.5	Amended and Restated Revolving Credit Note dated August 27, 2003, by Water Pik, Inc. and Laars, Inc. in favor of Union Bank of California, N.A. pursuant to the Amended and Restated Credit Agreement.
4.6

Omnibus Pledge and Security Agreement dated August 27, 2003, between Water Pik, Inc., Laars, Inc., Water Pik Technologies, Inc., Jandy Industries, Inc. and Waterpik International, Inc. pursuant to the Amended and Restated Credit Agreement.

4.7	Guarantee dated August 27, 2003, by Water Pik Technologies, Inc. pursuant to the Amended and Restated Credit Agreement.
4.8	Subsidiary Guarantee dated August 27, 2003, by Jandy Industries, Inc. pursuant to the Amended and Restated Credit Agreement.
4.9	Subsidiary Guarantee dated August 27, 2003, by Waterpik International, Inc. pursuant to the Amended and Restated Credit Agreement.
4.10	General Security Agreement dated August 27, 2003 by Water Pik Technologies Canada, Inc. pursuant to the Amended and Restated Credit Agreement.
4.11	Hypothec on Moveables dated August 27, 2003 by Water Pik Technologies Canada, Inc. related to U.S. obligations pursuant to the Amended and Restated Credit Agreement.
4.12	Hypothec on Moveables dated August 27, 2003 by Water Pik Technologies Canada, Inc. related to Canadian obligations pursuant to the Amended and Restated Credit Agreement.